UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22432

Oxford Lane Capital Corp.

(Exact name of registrant as specified in charter)

8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

(Address of principal executive offices)

Jonathan H. Cohen
Chief Executive Officer
Oxford Lane Capital Corp.
8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 983-5275

Date of fiscal year end: March 31

Date of reporting period: September 30, 2012

Item 1. Reports to Shareholders.

The semi-annual report to shareholders for the six months ended September 30, 2012 is filed herewith pursuant to rule 30e-1 under the Investment Company Act of 1940.

Oxford Lane Capital Corp.

Semi-Annual Report

September 30, 2012

oxfordlanecapital.com

OXFORD LANE CAPITAL CORP.

i

Oxford Lane Capital Corp.

November 29, 2012

To Our Shareholders:

We are pleased to submit to you the report of Oxford Lane Capital Corp. (the “Fund” or “Oxford Lane”) for the six months ended September 30, 2012. The net asset value of our shares at that date was $17.13 per common share. The Fund’s common stock is traded on the NASDAQ Global Select Market and its share price can differ from its net asset value; at period end, the Fund’s closing price on the NASDAQ Global Select Market was $15.30, up from $14.60 at March 31, 2012. The total return for Oxford Lane, for the six months ended September 30, 2012, as reflected in the Fund’s financial highlights, was 12.79%. This return reflects the change in market price for the period, as well as the positive impact of $1.10 per share in dividends declared and paid.

We should also draw your attention to our dividend policy, which has been discussed in earlier reports, as we believe that the Fund is in an unusual position. Oxford Lane is subject to significant differences between its accounting income and its taxable income particularly as it relates to our CLO equity investments. We invest in CLO entities which generally constitute “passive foreign investment companies” and are subject to complex tax rules; the calculation of taxable income attributed to a CLO equity investment can be dramatically different from the calculation of income for financial reporting purposes. Taxable income is based upon the distributable share of earnings as determined under tax regulations for each CLO equity investment, while accounting income is currently based upon an effective yield calculation. In general, we currently expect the taxable income to be higher than reportable accounting income on the basis of actual cash received, and our dividend decisions will be based upon our expectations for that taxable income (as is required for a regulated investment company). While reportable accounting income from our CLO equity class investments for the six months ended September 30, 2012 was approximately $2.7 million, we received or were entitled to receive approximately $5.9 million in distributions. Our dividend policy is based upon the $5.9 million in distributions.

Investment Review

The Fund’s investment objective is to maximize its portfolio’s risk adjusted total return. Our current focus is to seek current income by investing in structured finance investments, specifically CLO vehicles which own debt securities. We may also seek to make direct investment in corporate debt securities. As of September 30, 2012, we held debt investments in 16 different CLO structures, and equity investments in 11different CLO structures.

The Fund has implemented its investment objective by purchasing in both the primary and secondary markets the income notes (sometimes referred to as “equity”) and junior debt tranches of various CLO vehicles. Structurally, CLO vehicles are entities formed to purchase and manage a portfolio of loans. The loans within a CLO vehicle are limited to loans which meet established credit criteria. They are subject to concentration limitations in order to limit a CLO vehicle’s exposure to individual credits. The CLO vehicles which the Fund focuses on are collateralized primarily by senior loans, and generally have minimal exposure to real estate, mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans. Thus far, we are satisfied with the quality of our investment portfolio and the income stream that it is producing.

Investment Outlook

Despite strength across the credit markets broadly, we believe that the market for CLO-related assets continues to provide us with the opportunity to generate attractive risk adjusted returns within our strategy. We believe that a number of factors support this conclusion, including:

—	We believe that the long-term and relatively low-cost capital that many CLO vehicles have secured, compared with current asset spreads and associated LIBOR floors have created opportunities to purchase certain CLO equity and junior debt instruments that may produce attractive risk-adjusted returns. Although Senior Loan yields have generally decreased since mid-2010, we believe that CLO equity and junior debt instruments still offer attractive risk-adjusted returns.
—	We believe that CLO equity and junior debt have generally become more liquid since mid-2009. From late 2007 through mid-2009, these assets traded infrequently. We believe that greater liquidity in this market has created more opportunities to select among various CLO debt and equity instruments.
—	We believe that investing in CLO securities, and CLO equity instruments in particular, requires a high level of expertise and analysis. We believe that typically this analysis can only be adequately conducted by knowledgeable market participants since that analysis tends to be highly specialized.
—	We believe that a stronger credit market for Senior Loans has reduced the risk of collateral coverage test violations across many CLO structures, thereby reducing the risk that current cash distributions otherwise payable to junior debt and/or equity tranches will be diverted under the priority of payments to pay down the more senior obligations in various CLO structures.
—	We believe that the US CLO market is relatively large with total assets under management of approximately $252 billion managed by 627 different CLO vehicles(1). We estimate that the amount outstanding of the junior-most debt tranches (specifically the tranches originally rated “BB”) and equity tranches together are in excess of $25 billion.

In addition to reviewing the junior debt and equity tranches of pre-2008 vintage CLOs, we have analyzed post-2010 CLOs (in both the primary and secondary markets) given the recent increase in new CLO issuance. Through October 2012, CLO issuance stood at approximately $41.5 billion across approximately 95 deals (compared to approximately $12 billion for 2011)(2).

While the post-2010 CLOs generally have a higher cost of capital (which may result in a lower return for the equity investors in those CLOs) compared to pre-2008 CLOs, they offer certain attractive structural features (including, in certain cases, better credit enhancement and lower leverage) and stronger collateral packages. We believe there are a significant number of these investment opportunities to consider.

We have and continue to review a large number of CLO investment vehicles in the current market environment, and we expect that the majority of our portfolio holdings, over the near to intermediate-term, will continue to be focused on CLO debt and equity securities.

Jonathan H. Cohen
Chief Executive Officer

1.	As of September 2012. Source: Thomson Reuters LPC.
2.	As of November 2012. Source: Nomura Securities International, Inc.

OXFORD LANE CAPITAL CORP.

TOP TEN LONG-TERM HOLDINGS
AS OF SEPTEMBER 30, 2012
(Unaudited)

Investment	Maturity	Fair Value	% of Net Assets
ACA CLO 2007-1A income notes	June 15, 2022	$11,357,625	13.16%
Carlyle Global Market Strategies CLO 2011-1X income notes	August 10, 2021	6,600,000	7.65%
Waterfront CLO 2007 secured notes – Class D	August 2, 2020	6,356,250	7.36%
CIFC Funding 2006-1X CLO secured notes – Class B2L	October 20, 2020	4,370,080	5.06%
Harbourview CLO 2006-1 income notes	December 27, 2019	4,215,750	4.88%
ACA CLO 2007-1A secured notes – Class E	June 15, 2022	4,069,574	4.71%
Mountain Capital CLO IV, Ltd 2005-4X secured notes – Class B2L	March 15, 2018	3,660,965	4.24%
Sargas CLO I Ltd secured notes – Class D	August 27, 2020	3,577,500	4.14%
Hewett's Island CLO III secured notes – Class D	August 9, 2017	3,195,832	3.70%
Jersey Street CLO 2006-1A income notes	October 20, 2018	3,185,000	3.69%

Portfolio Investment Breakdown
(Excludes cash and other net assets)

FAIR VALUE BY ASSET TYPE

OXFORD LANE CAPITAL CORP.

STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)

September 30, 2012
ASSETS
Investments, at fair value (identified cost: $66,927,511)	$82,389,658
Cash and cash equivalents	3,381,748
Dividend receivable	1,025,507
Interest receivable, including accrued interest purchased	417,010
Prepaid expenses and other assets	42,779
Total assets	87,256,702
LIABILITIES
Investment advisory fee payable to affiliate	368,539
Incentive fees payable	330,724
Directors' fees payable	27,500
Administrator expense payable	30,800
Accrued expenses	178,041
Total liabilities	935,604
NET ASSETS applicable to 5,040,197 shares of $0.01 par value common stock outstanding	$86,321,098
NET ASSETS consist of:
Paid in capital	76,386,464
Net realized gain (loss) on investments	—
Net unrealized appreciation on investments	15,462,147
Distribution in excess of net investment income	(5,527,513)
Total net assets	$86,321,098
Net asset value per common share	$17.13
Market price per share	$15.30
Market price discount to net asset value per share	(10.68%)

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012
(Unaudited)

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Debt Investments
ACA CLO 2007-1A	structured finance	CLO secured notes - Class E(3)(4)(5) (5.21%, due June 15, 2022)	$5,090,786	$3,650,267	$4,069,574
Bridgeport CLO II	structured finance	CLO secured notes - Class D(3)(4)(5) (4.64%, due June 18, 2021)	3,391,502	2,461,566	2,653,511
Canaras Summit CLO 2007-1A	structured finance	CLO secured notes - Class E(3)(4)(5) (4.73%, due June 19, 2021)	750,000	522,683	602,550
Cent CDO 15	structured finance	CLO secured notes - Class D(3)(4)(5) (4.56%, due March 11, 2021)	1,625,000	1,254,644	1,317,713
CIFC Funding 2006-1X	structured finance	CLO secured notes - Class B2L(3)(4)(5) (4.45%, due October 20, 2020)	5,730,501	4,181,268	4,370,080
Colts 2007-1X	structured finance	CLO secured notes - Class E(3)(4)(5) (4.03%, due March 20, 2021)	3,000,000	1,962,251	2,542,800
Emporia III, Ltd. 2007-3A	structured finance	CLO secured notes - Class E(3)(4)(5) (4.15%, due April 23, 2021)	3,594,000	2,807,615	2,682,921
GSC VIII	structured finance	CLO secured notes - Class D(3)(4)(5) (3.86%, due April 17, 2021)	2,112,137	1,384,371	1,605,224
Hewett's Island CLO III	structured finance	CLO secured notes - Class D(3)(4)(5) (6.19%, due August 09, 2017)	3,486,616	2,838,186	3,195,832
Hewett's Island CLO IV	structured finance	CLO secured notes - Class E(3)(4)(5) (4.99%, due May 09, 2018)	1,500,000	1,327,490	1,245,000
Hewett's CLO V	structured finance	CLO secured notes - Class E(3)(4)(5) (6.19%, due August 09, 2017)	1,707,884	1,116,962	1,349,570
Kingsland V, Ltd. 2007-5X	structured finance	CLO secured notes - Class E(3)(4)(5) (4.71%, due July 14, 2021)	4,000,000	2,872,712	3,000,000
Mountain Capital CLO IV, Ltd 2005-4X	structured finance	CLO secured notes - Class B2L(3)(4)(5) (5.14%, due March 15, 2018)	4,230,373	3,146,228	3,660,965
PPM Grayhawk CLO 2007	structured finance	CLO secured notes - Class D(3)(4)(5) (4.06%, due April 18, 2021)	1,869,138	1,413,931	1,361,293
Sargas CLO I Ltd	structured finance	CLO secured notes - Class D(3)(4)(5) (4.43%, due August 27, 2020)	4,500,000	3,258,217	3,577,500
Waterfront CLO 2007	structured finance	CLO secured notes - Class D(3)(4)(5) (5.21%, due August 02, 2020)	7,500,000	5,687,886	6,356,250
Total Collateralized Loan Obligation – Debt Investments				$39,886,277	$43,590,783	50.50%

(Continued on next page)

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS (continued)
SEPTEMBER 30, 2012
(Unaudited)

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments
ACA CLO 2007-1A	structured finance	CLO income notes(4)(6) (Estimated yield 15.50%, maturity June 15, 2022)	12,212,500	9,191,429	11,357,625
Canaras Summit CLO 2007-1X	structured finance	CLO income notes(4)(6) (Estimated yield 22.95%, maturity June 19, 2021)	1,500,000	902,036	1,800,000
Carlyle Global Market Strategies CLO 2011-1X	structured finance	CLO income notes(4)(6) (Estimated yield 15.30%, maturity August 10, 2021)	6,000,000	5,290,512	6,600,000
Gale Force 4 CLO 2007-4A	structured finance	CLO income notes(4)(6) (Estimated yield 16.30%, maturity August 20, 2021)	1,500,000	821,464	1,380,000
Harbourview CLO 2006-1	structured finance	CLO income notes(4)(6) (Estimated yield 22.30%, maturity December 27, 2019)	4,380,000	2,399,320	4,215,750
Hillmark Funding Ltd. 2006-1A	structured finance	CLO income notes(4)(6) (Estimated yield 18.90%, maturity May 21, 2021)	2,000,000	1,218,263	1,800,000
Jersey Street CLO 2006-1A	structured finance	CLO income notes(4)(6) (Estimated yield 20.00%, maturity October 20, 2018)	3,185,000	1,988,319	3,185,000
Kingsland IV, Ltd. 2007-4A	structured finance	CLO income notes(4)(6) (Estimated yield 16.70%, maturity April 16, 2021)	2,350,000	1,712,415	2,655,500
Lightpoint CLO VII, Ltd. 2007-7X	structured finance	CLO income notes(4)(6) (Estimated yield 22.38%, maturity May 15, 2021)	2,000,000	1,096,719	1,800,000
Octagon XI CLO 2007-1A	structured finance	CLO income notes(4)(6) (Estimated yield 19.76%, maturity August 25, 2021)	2,025,000	1,408,771	2,430,000
Rampart CLO 2007-1A	structured finance	CLO income notes(4)(6) (Estimated yield 15.30%, maturity October 25, 2021)	1,500,000	1,011,986	1,575,000
Total Collateralized Loan Obligation – Equity Investments				$27,041,234	$38,798,875	44.95%
Total Investments				$66,927,511	$82,389,658	95.45%

(1)	We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.
(2)	Fair value is determined in good faith by the Board of Directors of the Company.
(3)	Notes bear interest at variable rates.
(4)	Cost value reflects accretion of original issue discount or market discount, and amortization of premium.
(5)	The CLO secured notes generally bear interest at a rate determined by reference to LIBOR which resets quarterly. For each CLO debt investment, the rate provided is as of September 30, 2012.
(6)	The CLO income notes are considered equity investments. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund's securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

STATEMENT OF OPERATIONS
(Unaudited)

Six Months Ended September 30, 2012
INVESTMENT INCOME
Interest income	$4,426,952
EXPENSES
Investment advisory fees	700,310
Incentive fees	595,142
Professional fees	205,956
Administrator expense	234,530
Directors' fees	97,000
General and administrative	172,049
Insurance expense	18,300
Transfer agent and custodian fees	23,098
Total expenses	2,046,385
Net investment income	2,380,567
Net change in unrealized appreciation on investments	13,717,732
Net realized gain (loss) on investments	—
Net realized and unrealized gain on investments	13,717,732
Net increase in net assets resulting from operations	$16,098,299

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

	Six Months Ended September 30, 2012	Year Ended March 31, 2012
Increase in net assets from operations:
Net investment income	$2,380,567	$2,630,828
Net realized gain (loss) on investments	—	—
Net change in unrealized appreciation on investments	13,717,732	1,786,915
Net increase in net assets resulting from operations	16,098,299	4,417,743
Distributions from net investment income	(5,481,875)	(4,736,315)
Capital share transaction:
Issuance of common stock (net of underwriting fees and offering costs)	32,771,348	8,283,284
Reinvestment of dividends	1,054,125	51,693
Net increase in net assets from capital share transactions	33,825,473	8,334,977
Total increase in net assets	44,441,897	8,016,405
Net assets at beginning of period	41,879,201	33,862,796
Net assets at end of period (including distributions in excess of net investment income of $5,527,513 and $2,426,205)	$86,321,098	$41,879,201

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

STATEMENT OF CASH FLOWS
(Unaudited)

Six Months Ended September 30, 2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$16,098,299
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Amortization of discounts and premiums	(3,229,246)
Purchases of investments	(30,878,220)
Repayments of principal and reductions to investment cost value	5,959,907
Net change in unrealized appreciation on investments	(13,717,732)
Decrease in deferred offering costs	149,039
Increase in dividend receivable	(1,025,507)
Increase in interest receivable	(158,455)
Decrease in prepaid expenses and other assets	5,823
Increase in investment advisory fee payable	180,977
Increase in incentive fee payable	125,936
Decrease in directors' fees payable	(13,500)
Increase in administrator expense payable	24,412
Decrease in accrued offering costs	(107,981)
Increase in accrued expenses	8,789
Net cash used in operating activities	(26,577,459)
CASH FLOWS FROM FINANCING ACTIVITIES
Distributions paid (net of stock issued under dividend reinvestment plan of $1,054,125)	(4,427,750)
Proceeds from the issuance of common stock	34,488,713
Underwriting fees and offering costs for the issuance of common stock	(1,717,365)
Net cash provided by financing activities	28,343,598
Net increase in cash and cash equivalents	1,766,139
Cash and cash equivalents, beginning of period	1,615,609
Cash and cash equivalents, end of period	$3,381,748

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

NOTE 1. ORGANIZATION

Oxford Lane Capital Corp. (“OXLC”, “we” or the “Fund”) was incorporated under the General Corporation Laws of the State of Maryland on June 9, 2010 as a non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Fund has elected to be treated for tax purposes as a regulated investment company, or “RIC” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s investment objective is to maximize its portfolio’s total return and seeks to achieve its investment objective by investing primarily in senior secured loans and the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles.

On January 25, 2011, the Fund closed its initial public offering and sold 1,825,000 shares of its common stock at a price of $20.00 per share, less an underwriting discount of $1.40 per share and offering expenses of approximately $362,000. Certain of OXLC's directors and officers purchased shares at the public offering price. On February 24, 2011, the Fund issued an additional 30,000 shares of its common stock at the same price pursuant to the underwriters' overallotment. The total net proceeds to the Fund from the initial public offering, including the exercise of the overallotment, were approximately $34.1 million.

OXLC’s investment activities are managed by Oxford Lane Management LLC, (“OXLC Management”), a registered investment adviser under the Investment Advisors Act of 1940, as amended. BDC Partners LLC (“BDC Partners”) is the managing member of OXLC Management and serves as the administrator of OXLC.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and provide indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based upon experience, the Fund expects the risk of loss to be remote.

CASH AND CASH EQUIVALENTS

The Fund considers all highly liquid debt instruments with a maturity of three months or less at the time of purchase to be cash equivalents.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

INVESTMENT VALUATION

The most significant estimates made in the preparation of the Fund’s financial statements are the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. OXLC believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments OXLC makes. The Fund is required to specifically fair value each individual investment on a quarterly basis.

In May 2011, the FASB issued ASU 2011-04, “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS.” The amendments are of two types: (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for interim and annual periods beginning after December 15, 2011 and as such OXLC has adopted this ASU beginning with the six months ended September 30, 2012. OXLC has increased its disclosures related to Level 3 fair value measurement, in addition to other required disclosures. There were no related impacts on OXLC’s financial position or results of operations.

The Fund complies with ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. The Fund has determined that due to the general illiquidity of the market for the Fund’s investment portfolio, whereby little or no market data exists, all of the Fund’s investments are valued based upon Level 3 inputs as of September 30, 2012. The Fund’s Board of Directors determines the value of OXLC’s investment portfolio each quarter. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Fund’s financial statements.

During the past several quarters, OXLC has acquired a number of debt and equity positions in collateralized loan obligation (“CLO”) investment vehicles, which are special purpose financing vehicles. In valuing such investments, OXLC considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. In addition, OXLC considers indicative prices provided by a recognized industry pricing service as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles, to the extent available, as well as any available information on other relevant transactions including trades, if any, and firm bids and offers in the market. OXLC Management or the Valuation Committee may request an additional

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. All information is presented to the Board for its determination of fair value of these investments.

The Fund may also invest directly in senior secured loans (either in the primary or secondary markets). In valuing such investments, OXLC Management will prepare an analysis of each loan, including a financial summary, covenant compliance review, recent trading activity in the security, if known, and other business developments related to the portfolio company. All available information, including non-binding indicative bids obtained from a recognized industry pricing service and large agent banks which may not be considered reliable, will be presented to the Valuation Committee of the Board to consider in its determination of fair value. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Board will consider the number of trades, the size and timing of each trade and other circumstances around such trades, to the extent such information is available, in its determination of fair value. At September 30, 2012, the Fund did not have any direct investments in senior secured loans.

ASC 820-10-35, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” provides guidance on factors that should be considered in determining when a previously active market becomes inactive and whether a transaction is orderly. In accordance with ASC 820-10-35, the Fund’s valuation procedures specifically provide for the review of indicative quotes supplied by the brokers or large agent banks that make a market for each CLO investment or senior secured loan, respectively.

The Fund’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10-35 at September 30, 2012, were as follows:

($ in millions)	Fair Value Measurements at Reporting Date Using
Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
CLO debt	$—	$—	$43.6	$43.6
CLO equity	—	—	38.8	38.8
Total	$—	$—	$82.4	$82.4

Significant Unobservable Inputs for Level 3 Investments

In accordance with ASU 2011-04, the following table provides quantitative information about the Company’s Level 3 fair value measurements as of September 30, 2012. The Company’s valuation policy, as described above, establishes parameters for the sources and types of valuation analysis, as well as the methodologies and inputs that the Company uses in determining fair value. If the Valuation Committee or OXLC Management determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken. The table, therefore, is not all-inclusive, but provides information on the significant Level 3 inputs that are pertinent to the Company’s fair value measurements. The weighted average calculations in the table below are based on principal balances for all CLO debt and equity investments.

($ in millions)	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of September 30, 2012	Valuation Techniques/Methodologies	Unobservable Input		Range/Weighted Average
CLO debt	$43.6	market quotes	NBIB	(1)	72.83% – 91.66%/80.59%
CLO equity	38.8	market quotes	NBIB	(1)	90.0% – 120.0%/100.38%
Total Fair Value for Level 3 Investments	$82.4

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

(1)	The Company generally uses prices provided by an independent pricing service or broker or agent bank non-binding indicative bid prices (“NBIB”) on or near the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Valuation Committee in conjunction with additional information compiled by OXLC Management, including actual trades and firm bids and offers, if any, financial performance, recent business developments, and, in the case of CLO debt and equity investments, performance and covenant compliance information as provided by the independent trustee.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

A rollforward of the fair value of investments for the six months ended September 30, 2012, utilizing significant unobservable inputs, is as follows:

($ in millions)	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Total
Balance at March 31, 2012	$23.3	$17.2	$40.5
Realized gains included in earnings	0.0	0.0	0.0
Unrealized appreciation (depreciation) included in earnings	4.8	8.9	13.7
Amortization of discounts and premiums	0.5	2.7	3.2
Purchases	15.0	15.9	30.9
Repayments, sales of principal and reductions to investment cost value	0.0	(5.9)	(5.9)
Transfers in and/or out of level 3	0.0	0.0	0.0
Balance at September 30, 2012	$43.6	$38.8	$82.4
The amount of total gains for the period included in earnings attributable to the change in unrealized gains or losses related to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations	$4.8	$8.9	$13.7

The Fund’s policy is to recognize transfers in and transfers out of valuation levels as of the beginning of the reporting period. There were no transfers between Level 1, Level 2 and Level 3 during the six months ended September 30, 2012.

PREPAID EXPENSES

Prepaid expenses consist primarily of insurance costs.

INVESTMENT INCOME RECOGNITION

Interest income from debt positions in CLO investment vehicles is recorded on the accrual basis to the extent that such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized on the effective yield method.

Interest income from investments in the “equity” class of security of CLO investment vehicles (typically income notes or subordinated notes) is recorded based upon an estimation of an effective yield to maturity utilizing assumed cash flows. The Fund monitors the expected cash flows from its CLO equity investments, including the expected residual payments, and the effective yield is determined and updated periodically.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

FEDERAL INCOME TAXES

The Fund intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Internal Revenue Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, OXLC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from investments in equity CLOs and permanent book/tax differences attributable to non-deductible excise taxes. These amounts will be finalized before filing the federal tax return.

At September 30, 2012, net unrealized appreciation for tax purposes is $8,022,843, which includes aggregate gross unrealized appreciation of $8,697,214; and aggregate gross unrealized depreciation of $674,371. For tax purposes, the cost basis of the portfolio investments at September 30, 2012 was approximately $74,366,815.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from GAAP. Dividends from net investment income, if any, are expected to be declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carry-forward, are typically distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s dividend reinvestment plan unless the shareholder has elected to have them paid in cash.

Amounts required to be distributed reflect estimates made by the Fund. Dividends paid by the Fund are subject to re-characterization for tax purposes.

CONCENTRATION OF CREDIT RISK

At September 30, 2012, the Fund maintained a cash balance with State Street Bank and Trust Co. The Fund is subject to credit risk arising should State Street Bank and Trust Co. be unable to fulfill its obligations. In addition, the Fund’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which will subject the Fund to a risk of significant loss if that sector experiences a market downturn.

SECURITIES TRANSACTIONS

Securities transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of specific identification.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

NOTE 3. RELATED PARTY TRANSACTIONS

Effective September 9, 2010, the Fund entered into an Investment Advisory Agreement with OXLC Management, a registered investment adviser under the Investment Advisers Act of 1940, as amended. BDC Partners is the managing member of OXLC Management and serves as the administrator of OXLC. Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay OXLC Management a fee for advisory and management services consisting of two components — a base management fee and an incentive fee. The base-management fee is calculated at an annual rate of 2.00% of the Fund’s gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears.

The base management fee is calculated based on the average value of the Fund’s gross assets, which means all assets of any type, at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated.

The incentive fee is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that are received from an investment) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to BDC Partners, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized or unrealized capital gains or losses, and the Fund could incur incentive fees in periods when there is a net decrease in net assets from operations. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). Our undistributed net investment income used to calculate the incentive fee is also included in the amount of the Fund’s gross assets used to calculate the 2.00% base management fee. The incentive fee with respect to the Fund’s pre-incentive fee net investment income in each calendar quarter is calculated as follows:

•	no incentive fee in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle of 1.75%;
•	100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). The Fund refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide the investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle did not apply if the net investment income exceeds 2.1875% in any calendar quarter; and
•	20% of the amount of pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to OXLC Management (once the hurdle is reached and the “catch-up” is achieved, 20% of all pre-incentive fee net investment income thereafter is allocated to OXLC Management).

There is no offset in subsequent quarters for any quarter in which an incentive fee is not earned. For the six months ended September 30, 2012, the Fund accrued incentive fee expenses of approximately $595,000. At September 30, 2012, the Fund has an incentive fee payable of approximately $331,000.

Effective September 9, 2010 the Fund entered into an administration agreement with BDC Partners to serve as its administrator. Under the administration agreement, BDC Partners performs, or oversees the performance of, the Fund’s required administrative services, which include, among other things, being

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

NOTE 3. RELATED PARTY TRANSACTIONS  – (continued)

responsible for the financial records which the Fund is required to maintain and preparing reports to the Fund’s stockholders. In addition, BDC Partners assists the Fund in determining and publishing the Fund’s net asset value, oversees the preparation and filing of the Fund’s tax returns and the printing and dissemination of reports to the Fund’s stockholders, and generally oversees the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the administration agreement are equal to an amount based upon the Fund’s allocable portion of BDC Partners’ overhead in performing its obligations under the administration agreement, including rent, the fees and expenses associated with performing compliance functions and the Fund’s allocable portion of the compensation of the Fund’s chief financial officer, chief compliance officer, controller and treasurer, and any administrative support staff. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The independent directors receive an annual fee of $35,000. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $5,000. No compensation will be paid to directors who are interested persons of the Fund as defined in the 1940 Act.

Certain directors, officers and other related parties, including members of OXLC Management, own 6.8% of the Fund at September 30, 2012.

NOTE 4. OTHER INCOME

Other income includes closing fees, or origination fees, associated with investments in portfolio companies. Such fees are normally paid at closing of the Fund’s investments, are fully earned and non-refundable, and are generally non-recurring. The Fund had no such income for the six months ended September 30, 2012.

NOTE 5. RIGHTS OFFERING

On April 11, 2012 (the “Record Date”) the Fund issued non-transferable rights to purchase common stock to its stockholders of record (“Record Date Stockholders”). Record Date Stockholders received four rights for each outstanding share of common stock owned on the record date. The rights entitled the holders to purchase one new share of common stock for every one right held. On April 27, 2012, the Fund closed its rights offering and sold 2,508,270 shares of its common stock at a price of $13.75 per share, less underwriting fees and offering costs of approximately $1.7 million. The total net proceeds to the Fund from the issuance of non-transferable rights to common stock to Record Date Stockholders were approximately $32.8 million.

NOTE 6. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, excluding short-term investments and prepayments, for the six months ended September 30, 2012, totaled approximately $30.9 million and $0, respectively.

NOTE 7. COMMITMENTS

In the normal course of business, the Fund enters into a variety of undertakings containing warranties and indemnifications that may expose the Fund to some risk of loss. The risk of future loss arising from such undertakings, while not quantifiable, is expected to be remote.

As of September 30, 2012, the Fund had not issued any commitments to purchase additional debt or equity investments from any portfolio companies.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

NOTE 8. INDEMNIFICATION

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known; however, the Fund expects any risk of loss to be remote.

NOTE 9. FINANCIAL HIGHLIGHTS

Financial highlights for the six months ended September 30, 2012, the year ended March 31, 2012 and for the period January 25, 2011 (Commencement of Operations) to March 31, 2011 are as follows:

	Six Months Ended September 30, 2012		Year Ended March 31, 2012	January 25, 2011 (Commencement of Operations) to March 31, 2011
Per Share Data
Net asset value at beginning of period(1)	$17.05		$18.19	$16.80
Net investment income(2)	0.52		1.19	0.07
Net realized and unrealized capital gains (loss)	3.00		0.83	(0.03)
Total from investment operations	3.52		2.02	0.04
Less Distributions per share from net investment income	(1.10)		(2.05)	(0.25)
Less Distributions per share based on weighted average share impact(3)	(0.34)		(0.10)	—
Total distributions(4)	(1.44)		(2.15)	(0.25)
Effect of shares issued, net of underwriting expense(5)	(1.65)		(0.77)	1.79
Effect of offering costs(5)	(0.35)		(0.24)	(0.19)
Effect of shares issued, net(5)	(2.00)		(1.01)	1.60
Net asset value at end of period	$17.13		$17.05	$18.19
Per share market value at beginning of period	$14.60		$18.75	$20.00
Per share market value at end of period	$15.30		$14.60	$18.75
Total return(6)(7)	12.79%		(10.75%)	(5.0%)
Shares outstanding at end of period	5,040,197		2,456,511	1,861,250
Ratios/Supplemental Data
Net assets at end of period (000’s)	$86,321		$41,879	$33,863
Ratio of net investment income to average daily net assets	6.41	%(8)	7.18%	3.51	%(9)
Ratio of expenses to average daily net assets	5.51	%(8)	6.50%	4.79	%(9)
Portfolio turnover rate	0.03%		0.22%	0.05%

(1)	For period January 25, 2011 through March 31, 2011, represents the net asset value per share prior to commencement of operations.
(2)	Represents per share net investment income for the period, based upon average shares outstanding.
(3)	Includes rounding adjustments, if necessary, to reconcile change in net asset value per share.
(4)	Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent the Fund's taxable

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

NOTE 9. FINANCIAL HIGHLIGHTS  – (continued)

earnings fall below the total amount of the Fund's distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Fund's stockholders.
(5)	Based upon actual shares outstanding upon share issuance.
(6)	Total return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund.
(7)	Total return for the period January 25, 2011 through March 31, 2011 was not annualized.
(8)	Annualized.
(9)	Annualized, after adjusting for certain periodic expenses recorded during the period January 25, 2011 through March 31, 2011.

NOTE 10. RISK DISCLOSURES

The U.S. capital markets have experienced periods of extreme volatility and disruption over the past three years. Disruptions in the capital markets tend to increase the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. The Fund believes these conditions may reoccur in the future. A prolonged period of market illiquidity may have an adverse effect on the Fund’s business, financial condition and results of operations. Adverse economic conditions could also limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund. These events could limit the Fund’s investment purchases, limit the Fund’s ability to grow and negatively impact the Fund’s operating results.

OXLC Management’s investment team also presently manages the portfolios of TICC Capital Corp., a publicly-traded business development company that invests principally in the debt of U.S.-based companies, TICC CLO LLC, a subsidiary of TICC Capital Corp. 2011-1 Holdings, LLC, a direct subsidiary of TICC Capital Corp., the assets of which are included in the gross assets of TICC Capital Corp., TICC CLO 2012-1 LLC, a direct subsidiary of TICC Capital Corp., the assets of which are included in the gross assets of TICC Capital Corp., Greenwich Loan Income Fund Limited, a publicly-traded Guernsey fund that invests primarily in senior loans across a variety of industries globally, T2 Income Fund CLO I Ltd., a CLO structured finance vehicle that invests in a diversified portfolio of Senior Loans, the assets of which are included in the gross assets of Greenwich Loan Income Fund Limited, and Oxford Gate Capital, LLC, a private partnership that invests in a broad range of assets, including the equity and debt of CLOs. In certain instances, the Fund may co-invest on a concurrent basis with affiliates of its investment adviser, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. Such co-investment may require exemptive relief from the SEC. If relief is sought, there can be no assurance when, or if, such relief may be obtained. No co-investments that would require exemptive relief have been made. The affiliated entities of the Fund are subject to a written policy with respect to the allocation of investment opportunities.

Given the structure of the Fund’s Investment Advisory Agreement with OXLC Management, any general increase in interest rates will likely have the effect of making it easier for OXLC Management to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the Fund’s investment adviser. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, the investment adviser could potentially receive a significant portion of the increase in the Fund’s investment income attributable to such a general increase in interest rates. If that were to occur, the Fund’s increase in net earnings, if any, would likely be significantly smaller than the relative increase in the investment adviser’s income incentive fee resulting from such a general increase in interest rates.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

NOTE 10. RISK DISCLOSURES  – (continued)

The Fund’s portfolio consists of equity and junior debt investments in CLO vehicles, which involves a number of significant risks. CLO vehicles are typically very highly levered (10-14 times), and therefore the junior debt and equity tranches that the Fund invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO vehicles indirectly bear risks of the underlying debt investments held by such CLO vehicles. The Fund generally has the right to receive payments only from the CLO vehicles, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO vehicle. While the CLO vehicles the Fund targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Fund generally pays a proportionate share of the CLO vehicles’ administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying CLO vehicles will rise or fall, these prices (and, therefore, the prices of the CLO vehicles) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO vehicle in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO vehicle fails certain tests, holders of debt senior to us may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO vehicle or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

The interests the Fund has acquired in CLO vehicles are generally thinly traded or have only a limited trading market. CLO vehicles are typically privately offered and sold, even in the secondary market. As a result, investments in CLO vehicles may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO vehicles carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Fund’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO vehicle or unexpected investment results. The Fund’s net asset value may also decline over time if the Fund’s principal recovery with respect to CLO equity investments is less than the price that the Fund paid for those investments. Further, to the extent income from the Fund’s CLO equity investments (which the Fund expects to decline as those vehicles deleverage after the end of their respective reinvestment periods) declines or if the Fund transitions its portfolio into lower yielding investments, the Fund’s ability to pay future dividends may be harmed.

OXLC Management anticipates that the CLO vehicles in which the Fund invests may constitute “passive foreign investment companies” (“PFICs”). If the Fund acquires shares in a PFIC (including equity tranche investments in CLO vehicles that are PFICs), the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Fund to recognize its share of the PFICs income for each year regardless of whether the Fund receives any distributions from such PFICs. The Fund must nonetheless distribute such income to maintain its status as a RIC.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO vehicle treated as a CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If the Fund is required to include such deemed

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

NOTE 10. RISK DISCLOSURES  – (continued)

distributions from a CFC in the Fund’s income, it will be required to distribute such income to maintain its RIC status regardless of whether or not the CFC makes an actual distribution during such year.

Legislation enacted in 2010 imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after December 31, 2013, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2014, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLO vehicles in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.

If the Fund is required to include amounts in income prior to receiving distributions representing such income, the Fund may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Note 2. Summary of Significant Accounting Policies — Federal Income Taxes.”

NOTE 11. SUBSEQUENT EVENTS

On October 23, 2012, the Board of Directors declared a distribution of $0.55 per share for the fiscal third quarter, payable on December 31, 2012 to shareholders of record as of December 17, 2012.

On November 28, 2012, the Fund completed an underwritten public offering of 600,000 shares of its newly designated 8.50% Series 2017 Term Preferred Shares (the “Preferred Stock”) at a public offering price of $25 per share, less underwriting fees and offering costs. The Fund has also granted the underwriters a 30-day option to purchase 90,000 additional shares of Preferred Stock on the same terms and conditions to cover over-allotments, if any. The prospectus supplement, dated November 19, 2012, and accompanying prospectus, dated October 10, 2012, each of which has been filed with the Securities and Exchange Commission and are available on the Fund’s website, contain a description of these matters and other important information about the Fund and this offering.

The Fund has evaluated events and transactions that occurred after September 30, 2012 and through the date that the financial statements were issued.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

NOTE 11. SUBSEQUENT EVENTS  – (continued)

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Computershare Trust Company, N.A., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. If we declare a distribution to stockholders, the plan administrator may be instructed not to credit accounts with newly-issued shares and instead to buy shares in the market if (i) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares; or (ii) we have advised the plan administrator that since such net asset value was last determined, we have become aware of events that indicate the possibility of a material change in per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by an amount equal to ninety-five (95%) percent of the market price per share of our common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the national securities exchange on which our shares are then listed or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $2.50 plus a per share brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the stockholder’s account.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 250 Royall Street, Canton, MA 02021 or by phone at (781) 575-2973.

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of five members, three of whom are not “interested persons” of Oxford Lane Capital Corp. as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors has also established an Audit Committee and a Valuation Committee, and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available, without charge, upon request by calling (203) 983-5275.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Jonathan H. Cohen	47	Chief Executive Officer and Director	2010	2013
Saul B. Rosenthal	44	President and Director	2010	2015
Independent Directors
Mark J. Ashenfelter	52	Chairman of the Board of Directors	2010	2013
John Reardon	45	Director	2010	2014
David S. Shin	44	Director	2010	2015

The address for each of our directors is c/o Oxford Lane Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Executive Officers Who Are Not Directors

Name	Age	Position
Patrick F. Conroy	55	Chief Financial Officer, Chief Compliance Officer and Corporate Secretary

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Messrs. Cohen and Rosenthal are “interested persons” of Oxford Lane Capital as defined in the 1940 Act. Messrs. Cohen and Rosenthal are interested persons of Oxford Lane Capital due to their positions as Chief Executive Officer and President, respectively, of Oxford Lane Capital and Oxford Lane Management, Oxford Lane Capital’s investment adviser, and as the managing member and non-managing member, respectively, of BDC Partners, the administrator for Oxford Lane Capital.

Jonathan H. Cohen has served as Chief Executive Officer of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Cohen has also served since 2003 as Chief Executive Officer of both TICC Capital Corp. (NasdaqGS: TICC), a publicly traded business development company, and TICC Management, LLC, TICC Capital Corp.’s investment adviser, and as the managing member of BDC Partners. Mr. Cohen is also a member of the Board of Directors of TICC Capital Corp. In addition, Mr. Cohen has served since 2005 as the Chief Executive Officer of T2 Advisers, LLC, which serves as the investment adviser to Greenwich Loan Income Fund Limited (LSE AIM: GLIF), a Guernsey fund that invests primarily in leveraged corporate loans across a variety of industries. Mr. Cohen was previously the managing member, and a principal of JHC Capital Management, a registered investment adviser that served as the sub-adviser to the Royce Technology Value Fund, a technology-focused mutual fund. Prior to that, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen serves on the board of Algorithmic Implementations, Inc. (d/b/a Ai Squared) and is member of the Board of Trustees of Connecticut College. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Saul B. Rosenthal has served as President of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Rosenthal has also served as Chief Operating Officer since 2003 and President since 2004 of TICC Capital Corp. (NasdaqGS: TICC), a publicly traded business development company, and TICC Management, LLC, TICC Capital Corp.’s investment adviser, and is a member of BDC Partners. In addition, Mr. Rosenthal has also served since 2005 as the President of T2 Advisers, LLC, which serves as investment adviser for Greenwich Loan Income Fund Limited (LSE AIM: GLIF), a Guernsey fund that invests primarily in Senior Loans and which also serves as collateral manager of T2 Income Fund CLO I Ltd., a CLO vehicle sponsored by Greenwich Loan Income Fund Limited. Mr. Rosenthal was previously a Vice President and co-founder of the Private Equity Group at Wit Capital. Prior to joining Wit Capital, Mr. Rosenthal was an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the board of Algorithmic Implementations, Inc. (d/b/a Ai Squared) and is member of the board of the Museum of Mathematics and the New York City chapter of the Young Presidents’ Organization (YPO). Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law. Mr. Rosenthal’s depth of experience in managerial positions in investment management, as well as his intimate knowledge of our business and operations, gives the Board of Directors the valuable perspective of a knowledgeable corporate leader.

Independent Directors

The following directors are not “interested persons” of Oxford Lane Capital, as defined in the 1940 Act.

Mark J. Ashenfelter presently serves as a Senior Vice President and the General Counsel of Haebler Capital, a private investment company located in Greenwich, CT. Prior to joining Haebler Capital in 1994, Mr. Ashenfelter was an associate at Cravath, Swaine & Moore from 1985 to 1992 and Cadwalader, Wickersham & Taft from 1992 to 1994. Mr. Ashenfelter received a B.A., cum laude, from Harvard University, a J.D., magna cum laude, from New York Law School, where he was Managing Editor of the Law Review, and a LL.M. (Taxation) from New York University School of Law. Mr. Ashenfelter’s extensive corporate legal experience, particularly in connection with investment companies, provides our Board of Directors with valuable insight and perspective.

John Reardon is the principal of Reardon Consulting, LLP, which specializes in providing management consulting services to technology companies in the telecom, software, and cyber security industries. Mr. Reardon also serves as the General Manager of Maritime Communications/Land Mobile, LLC. Previously, Mr. Reardon managed telecommunications companies in the mobile voice, data and engineering services markets as Chief Executive Officer and a member of the Board of Directors of Mobex Communications, Inc. from 2001 to 2005. From 1997 – 2001, he served as General Counsel and Secretary of the Board of Directors of Mobex Communications, Inc. Mr. Reardon began his career in telecom law at the boutique Washington, DC firm of Keller and Heckman, LLP. Mr. Reardon received a Bachelor of Arts degree in Political Science from Boston University, summa cum laude, and earned his J.D. from Columbia Law School. He is admitted to the New York State Bar and the Washington, DC Bar, and is the current president of the Columbia Law School Alumni Association of Washington, DC. Mr. Reardon’s extensive experience as a senior corporate executive provides our Board of Directors the perspective of a knowledgeable corporate leader.

David S. Shin presently serves as an asset management professional at Perella Weinberg Partners, a financial services firm. From 2010 to 2011, Mr. Shin served as a Managing Director at Bentley Associates, an investment banking firm. Prior to joining Bentley Associates, Mr. Shin worked in the Global Real Estate Investment Banking Group at Deutsche Bank Securities from 2005 to 2008, and in the Real Estate & Lodging Group of Citigroup Global Markets from 2004 to 2005. Prior to that, Mr. Shin worked for William Street Advisors, LLC, a boutique financial advisory firm affiliated with Saratoga Management Company, from 2002 to 2004. After receiving his J.D. in 1995, Mr. Shin was a member of the Healthcare Group of Dean Witter Reynolds from 1995 to 1996, and was subsequently a member of the Mergers & Acquisitions Group of Merrill Lynch & Co. from 1996 to 2002. Mr. Shin started his career as a CPA in the Corporate Tax Department of KPMG Peat Marwick’s Financial Institutions Group, where he served from 1990 to 1992, before attending law school. Mr. Shin received a B.S. from The Wharton School at the University of Pennsylvania and a J.D. from Columbia Law School. Mr. Shin’s extensive experience in investment banking provides the Board of Directors with valuable insights of an experienced and diligent financial professional, as well as a diverse perspective.

Executive Officers Who Are Not Directors

Patrick F. Conroy has served as our Chief Financial Officer, Chief Compliance Officer and Corporate Secretary since 2010. Mr. Conroy has also served as the Chief Financial Officer since 2003, and the Chief Compliance Officer and Corporate Secretary since 2004, of TICC Capital Corp., a publicly traded business development company. Mr. Conroy also currently serves as the Chief Financial Officer, Chief Compliance Officer and Treasurer of Oxford Lane Management, TICC Management, LLC and BDC Partners. Mr. Conroy has also served since 2005 as the Chief Financial Officer of T2 Advisers, LLC and the Chief Financial Officer of Greenwich Loan Income Fund Limited, a Guernsey fund that invests primarily in senior loans, for which T2 Advisers, LLC serves as investment adviser. Prior to joining TICC Capital Corp. in December 2003, Mr. Conroy was a consultant on financial reporting and compliance matters, as well as an adjunct professor of accounting and finance at St. Thomas Aquinas College. He is a certified public accountant. Mr. Conroy received a B.S. in Accounting, summa cum laude, from St. John’s University and did graduate work at Bernard M. Baruch College of the City University of New York.

Compensation of Directors

The following table sets forth compensation of our directors for the six months ended September 30, 2012.

Name	Fees Earned(1)	All Other Compensation(2)	Total
Interested Directors
Jonathan H. Cohen	—	—	—
Saul B. Rosenthal	—	—	—
Independent Directors
Mark J. Ashenfelter	$29,500	—	$29,500
John Reardon	$29,500	—	$29,500
David S. Shin	$32,000	—	$32,000

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

The independent directors receive an annual fee of $35,000. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $5,000. No compensation is paid to directors who are interested persons of Oxford Lane Capital as defined in the 1940 Act.

Compensation of Chief Executive Officer and Other Executive Officers

We do not have a compensation committee because our executive officers will not receive any direct compensation from Oxford Lane Capital. Mr. Cohen, our Chief Executive Officer, and Mr. Rosenthal, our President, through their ownership interest in BDC Partners, the managing member of Oxford Lane Management, are entitled to a portion of any profits earned by Oxford Lane Management, which includes any fees payable to Oxford Lane Management under the terms of the Investment Advisory Agreement, less expenses incurred by Oxford Lane Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal will not receive any additional compensation from Oxford Lane Management in connection with the management of our portfolio.

The compensation of Mr. Conroy, our Chief Financial Officer, Chief Compliance Officer and Corporate Secretary, is paid by our administrator, BDC Partners, subject to reimbursement by us of an allocable portion of such compensation for services rendered by Mr. Conroy to Oxford Lane Capital.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

At an in-person meeting of our Board of Directors held on September 5, 2012, our Board of Directors unanimously voted to continue the investment advisory agreement (the “Advisory Agreement”) by and between the Fund and Oxford Lane Management, LLC (“Oxford Lane Management”). In reaching a decision to continue the investment advisory agreement, the Board of Directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to the Fund by Oxford Lane Management;
•	the investment performance of the Fund and Oxford Lane Management;
•	comparative data with respect to advisory fees or similar expenses paid by other registered management investment companies with similar investment objectives;
•	the Fund’s projected operating expenses and expense ratio compared to registered management investment companies with similar investment objectives;
•	any existing and potential sources of indirect income to Oxford Lane Management or BDC Partners, LLC from their relationships with the Fund and the profitability of those relationships;
•	information about the services to be performed and the personnel performing such services under the Advisory Agreement;
•	the organizational capability and financial condition of Oxford Lane Management and its affiliates;
•	Oxford Lane Management’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Fund and the brokers’ provision of brokerage and research services to Oxford Lane Management; and
•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and the discussions detailed above, the Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that fees payable to Oxford Lane Management pursuant to the Advisory Agreement were reasonable in relation to the services to be provided. The Board of Directors did not assign relative weights to the above factors or the other factors considered by it. In addition, the Board of Directors did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of the Board of Directors may have given different weights to different factors.

ADDITIONAL INFORMATION

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, within sixty days after the end of the relevant period. Form N-Q filings of the Fund are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available free of charge by contacting the Fund by mail at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, by telephone at (203) 983-5275 or on its website at http://www.oxfordlanecapital.com.

Proxy Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended March 31, is available (i) without charge, upon request, by calling (203) 983-5275; (ii) on the Fund’s website at http://www.oxfordlanecapital.com and (iii) on the Commission’s website at http://www.sec.gov.

Tax Information

For tax purposes, distributions to shareholders during the six months ended September 30, 2012, were approximately $5.5 million.

Privacy Policy

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Oxford Lane Capital Corp. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Oxford Lane Capital Corp., and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below:

•	It is our policy that only authorized employees of our investment adviser, Oxford Lane Management, LLC, who need to know your personal information will have access to it.
•	We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.
•	If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Oxford Lane Capital Corp.

BOARD OF DIRECTORS

Independent Directors
Mark J. Ashenfelter, Chairman of the Board of Directors
John Reardon
David S. Shin

Interested Directors(1)
Jonathan H. Cohen
Saul B. Rosenthal

OFFICERS
Jonathan H. Cohen, Chief Executive Officer
Saul B. Rosenthal, President
Patrick F. Conroy, Chief Financial Officer, Chief Compliance Officer and Secretary
Bruce L. Rubin, Treasurer and Controller

INVESTMENT ADVISOR
Oxford Lane Management, LLC
8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

(1)	As defined under the Investment Company Act of 1940, as amended.

Oxford Lane Capital Corp.

8 Sound Shore Drive, Suite 255 | Greenwich, CT 06830 | oxfordlanecapital.com | (202) 983-5275

Item 2. Code of Ethics.

The information required by this item is not required in a semi-annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The information required by this item is not required in a semi-annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The information required by this item is not required in a semi-annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

The information required by this item is not required in a semi-annual report on this Form N-CSR.

Item 6. Schedule of Investments.

Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this item is not required in a semi-annual report on this Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information required by this item is not required in a semi-annual report on this Form N-CSR.

(b) There has been no change, as of the date of the filing of the semi-annual report on this Form N-CSR, to any of the portfolio managers identified in response to paragraph (a)(1) of this item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Neither the Registrant nor any affiliated purchasers, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, purchased any shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(b) Certifications of the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OXFORD LANE CAPITAL CORP.

By:	/s/ Jonathan H. Cohen Jonathan H. Cohen Chief Executive Officer Date: November 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan H. Cohen Jonathan H. Cohen Chief Executive Officer Date: November 29, 2012
By:	/s/ Patrick F. Conroy Patrick F. Conroy Chief Financial Officer, Chief Compliance Officer and Corporate Secretary Date: November 29, 2012